EXHIBIT 31.4

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
 PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Patti A. Smith, certify that:
1	I have reviewed this Amendment on Form 10-K/A of The LGL Group, Inc.; and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 28, 2017	/s/ Patti A. Smith
	Name:	Patti A. Smith
	Title:	Chief Financial Officer (Principal Financial Officer)